UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

FedEx Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-15829 (Commission File Number)	62-1721435 (IRS Employer Identification No.)

942 South Shady Grove Road Memphis, Tennessee (Address of principal executive offices)	38120 (Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	FDX	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
0.450% Notes due 2029	FDX 29B	New York Stock Exchange
1.300% Notes due 2031	FDX 31B	New York Stock Exchange
3.500% Notes due 2032	FDX 32	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange
0.950% Notes due 2033	FDX 33A	New York Stock Exchange
4.125% Notes due 2037	FDX 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 10, 2026, FedEx Corporation (the “Company”) announced the early results of its previously announced cash tender offers (each, an “Offer” and collectively, the “Offers”) for its validly tendered (and not validly withdrawn) notes set forth below (collectively, the “Notes”). The Offers are being made pursuant to an Offer to Purchase, dated June 25, 2026 (the “Offer to Purchase”), which sets forth a description of the terms of the Offers.

The following table summarizes certain information regarding the Notes that were validly tendered and not validly withdrawn in the Offers as of 5:00 p.m., New York City time, on July 9, 2026 (the “Early Tender Time”). Withdrawal rights for the Offers expired at 5:00 p.m., New York City time, on July 9, 2026, and, accordingly, any Notes that were validly tendered in the Offers may no longer be withdrawn except where additional withdrawal rights are required by law.

Acceptance Priority Level(1)	Title of Series of Notes	CUSIP No.	Principal Amount Outstanding	Aggregate Principal Amount Tendered
1	4.500% Notes due 2065	31428XBD7	$36,960,000	$7,022,000
	4.500% Notes due 2065	U31520BA3 31428XCZ7 31428XDX1	$213,040,000	$115,951,000
2	3.250% Notes due 2041	31428XCE4	$130,365,000	$57,574,000
	3.250% Notes due 2041	U31520AP1 31428XCN4 31428XDL7	$619,635,000	$379,242,000
3	4.050% Notes due 2048	31428XBQ8	$256,565,000	$60,048,000
	4.050% Notes due 2048	U31520AX4 31428XCW4 31428XDU7	$743,435,000	$431,117,000
4	3.875% Notes due 2042	31428XAT3	$55,389,000	$23,015,000
	3.875% Notes due 2042	U31520AQ9 31428XCP9 31428XDM5	$444,611,000	$212,949,000
5	4.100% Notes due 2045	31428XBB1	$146,170,000	$50,541,000
	4.100% Notes due 2045	U31520AT3 31428XCS3 31428XDQ6	$503,830,000	$334,899,000
6	4.100% Notes due 2043	31428XAU0	$108,231,000	$38,320,000
	4.100% Notes due 2043	U31520AR7 31428XCQ7 31428XDN3	$391,769,000	$156,659,000
7	4.400% Notes due 2047	31428XBN5	$145,347,000	$56,413,000
	4.400% Notes due 2047	U31520AW6 31428XCV6 31428XDT0	$604,653,000	$407,316,000
8	4.550% Notes due 2046	31428XBG0	$242,931,000	$86,897,000
	4.550% Notes due 2046	U31520AV8 31428XCU8 31428XDS2	$1,007,069,000	$507,117,000
9	4.750% Notes due 2045	31428XBE5	$336,562,000	$123,772,000
	4.750% Notes due 2045	U31520AU0 31428XCT1 31428XDR4	$913,438,000	$466,653,000
10	2.400% Notes due 2031	31428XCD6	$357,815,000	$126,924,000
	2.400% Notes due 2031	U31520AL0 31428XCK0 31428XDH6	$642,185,000	$380,780,000
11	4.950% Notes due 2048	31428XBS4	$153,531,000	$29,061,000
	4.950% Notes due 2048	U31520AY2 31428XCX2 31428XDV5	$696,469,000	$418,069,000
12	3.900% Notes due 2035	31428XBA3	$108,088,000	$35,079,000
	3.900% Notes due 2035	U31520AN6 31428XCM6 31428XDK9	$391,912,000	$217,526,000

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13	5.100% Notes due 2044	31428XAW6	$208,311,000	$56,971,000
	5.100% Notes due 2044	U31520AS5 31428XCR5 31428XDP8	$541,689,000	$268,988,000
14	3.100% Notes due 2029	31428XBV7	$371,947,000	$150,661,000
	3.100% Notes due 2029	U31520AJ5 31428XCH7 31428XDF0	$628,053,000	$392,455,000
15	5.250% Notes due 2050	31428XCA2	$202,342,000	$40,820,000
	5.250% Notes due 2050	U31520AZ9 31428XCY0 31428XDW3	$1,047,658,000	$395,723,000
16	3.400% Notes due 2028	31428XBP0	$159,506,000	$29,411,000
	3.400% Notes due 2028	U31520AG1 31428XCF1 31428XDD5	$340,494,000	$194,638,000
17	4.250% Notes due 2030	31428XBZ8	$343,897,000	$95,059,000
	4.250% Notes due 2030	U31520AK2 31428XCJ3 31428XDG8	$406,103,000	$208,006,000
18	4.200% Notes due 2028	31428XBR6	$162,715,000	$33,707,000
	4.200% Notes due 2028	U31520AH9 31428XCG9 31428XDE3	$237,285,000	$129,635,000
19	4.900% Notes due 2034	31428XAX4	$148,482,000	$34,722,000
	4.900% Notes due 2034	U31520AM8 31428XCL8 31428XDJ2	$351,518,000	$198,855,000

(1)	The Company is offering to accept the maximum principal amount of validly tendered (and not validly withdrawn) Notes in the Offers for which the aggregate purchase price, not including accrued and unpaid interest, does not exceed $4,150,000,000 (the “Offer Cap”) using a “waterfall” methodology under which the Company will accept the Notes in order of their respective acceptance priority levels noted in the table above (the “Acceptance Priority Levels”).

The Company also announced on July 10, 2026 the pricing terms of the Offers. Accordingly, on July 14, 2026 (the “Early Settlement Date”), the Company expects to accept for purchase pursuant to the Offers the full amount of each series of the 4.500% Notes due 2065 (which have an Acceptance Priority Level of 1), the full amount of each series of the 3.250% Notes due 2041 (which have an Acceptance Priority Level of 2), the full amount of each series of the 4.050% Notes due 2048 (which have an Acceptance Priority Level of 3), the full amount of each series of the 3.875% Notes due 2042 (which have an Acceptance Priority Level of 4), the full amount of each series of the 4.100% Notes due 2045 (which have an Acceptance Priority Level of 5), the full amount of each series of the 4.100% Notes due 2043 (which have an Acceptance Priority Level of 6), the full amount of each series of the 4.400% Notes due 2047 (which have an Acceptance Priority Level of 7), the full amount of each series of the 4.550% Notes due 2046 (which have an Acceptance Priority Level of 8), the full amount of each series of the 4.750% Notes due 2045 (which have an Acceptance Priority Level of 9), the full amount of each series of the 2.400% Notes due 2031 (which have an Acceptance Priority Level of 10), the full amount of each series of the 4.950% Notes due 2048 (which have an Acceptance Priority Level of 11), the full amount of each series of the 3.900% Notes due 2035 (which have an Acceptance Priority Level of 12) and a portion of each series of the 5.100% Notes due 2044 (which have an Acceptance Priority Level of 13) validly tendered and not validly withdrawn at or prior to the Early Tender Time (as defined below) on a prorated basis as described in the Offer to Purchase, using a proration factor of approximately 41.3%, so that the aggregate purchase price does not exceed the Offer Cap. The 3.100% Notes due 2029 (which have an Acceptance Priority Level of 14), the 5.250% Notes due 2050 (which have an Acceptance Priority Level of 15), the 3.400% Notes due 2028 (which have an Acceptance Priority Level of 16), the 4.250% Notes due 2030 (which have an Acceptance Priority Level of 17), the 4.200% Notes due 2028 (which have an Acceptance Priority Level of 18) and the 4.900% Notes due 2034 (which have an Acceptance Priority Level of 19) will not be accepted for purchase. After applying the proration factor to each series of 5.100% Notes due 2044, the Company expects to accept $23,475,000 aggregate principal amount (CUSIP No. 31428XAW6) and $110,993,000 aggregate principal amount (CUSIP No. U31520AS5, 31428XCR5 and 31428XDP8) of the 5.100% Notes due 2044 for purchase in the Offers.

Although the Offers are scheduled to expire at 5:00 p.m., New York City time, on July 24, 2026, unless extended or terminated, because the aggregate purchase price of Notes validly tendered (and not validly withdrawn) prior to or at the Early Tender Time exceeded the Offer Cap, there will be no Final Settlement Date (as defined in the Offer to Purchase), and no Notes tendered after the Early Tender Time will be accepted for purchase. Notes tendered and not purchased on the Early Settlement Date will be returned to holders promptly after such date.

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The Company intends to pay the purchase price for the Notes validly tendered (and not validly withdrawn) and accepted for purchase in the Offers with the proceeds of the approximately $4.1 billion dividend received from FedEx Freight Holding Company, Inc. (“FedEx Freight”) in connection with the spin-off of FedEx Freight on June 1, 2026 (the “Spin-Off”), together with cash on hand. Accrued and unpaid interest payable in respect of the Notes accepted for purchase and fees and expenses associated with the Offers will be paid with cash on hand.

A copy of each of the press releases announcing the early tender results and the pricing terms of the Offers is attached hereto as Exhibits 99.1 and 99.2, respectively, and the information set forth therein is incorporated herein by reference.

The information in this Form 8-K filed pursuant to Item 8.01 is neither an offer to purchase nor a solicitation of an offer to sell securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements, such as statements regarding the expected timing of completion of the Offers and the Company’s expectations with respect to the acceptance of validly tendered (and not validly withdrawn) Notes. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” “determined to,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which the Company operates; uncertainty and additional volatility in the global trade environment; the Company’s ability to successfully implement its business strategies and global transformation program and network optimization initiatives, including Network 2.0 and Tricolor, effectively respond to changes in market dynamics, and achieve the anticipated benefits of such strategies and actions; the Company’s ability to achieve its cost reduction initiatives and financial performance goals, including its 2029 financial performance targets; the Company’s ability to achieve the anticipated benefits of the Spin-Off of FedEx Freight; the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the Spin-Off of FedEx Freight; the timing and amount of any costs or benefits or any specific outcome, transaction, or change (of which there can be no assurance), or the terms, timing, and structure thereof, related to the Company’s global transformation program and other ongoing reviews and initiatives; a significant data breach or other disruption to the Company’s technology infrastructure; damage to the Company’s reputation or loss of brand equity; the Company’s ability to meet its labor and purchased transportation needs while controlling related costs; failure of third-party service providers to perform as expected, or disruptions in the Company’s relationships with those providers or their provision of services to the Company; the effect of any international conflicts or terrorist activities, including as a result of the current conflicts between Russia and Ukraine and in the Middle East; evolving or new U.S. domestic or international laws and government regulations, policies, and actions, including regulatory and/or legal compliance requirements that can affect the Company’s ability to efficiently or fully utilize its aircraft; changes in fuel prices or currency exchange rates, including significant increases in fuel prices as a result of the ongoing conflicts between Russia and Ukraine and in the Middle East and other geopolitical and regulatory developments; the effect of intense competition; the Company’s ability to match capacity to shifting volume levels; an increase in self-insurance accruals and expenses; loss or delay in the collection of accounts receivable, including those related to tariffs in light of recent judicial rulings; the effect of technology developments, including autonomous technology and artificial intelligence; failure to receive or collect expected insurance coverage; the Company’s ability to effectively operate, integrate, leverage, and grow acquired businesses and complete and realize the anticipated benefits of acquisitions and other strategic transactions including the Company's investment in InPost, as a consortium member, and related commercial agreements; noncash impairment charges related to the Company’s goodwill and certain deferred tax assets; the future rate of e-commerce growth; future guidance, regulations, interpretations, challenges, or judicial decisions related to tariffs and the Company’s tax positions; labor-related disruptions; legal challenges or changes related to service providers contracted to conduct certain linehaul and pickup-and-delivery operations and the drivers providing services on their behalf and the coverage of U.S. employees at Federal Express Corporation under the Railway Labor Act of 1926, as amended; the Company’s ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; the effects of a widespread outbreak of an illness or any other communicable disease or public health crises; any liability resulting from and the costs of defending against litigation, including refunds of tariffs; the Company’s ability to achieve or demonstrate progress on its goal of carbon-neutral operations by 2040; successful completion of stock repurchases; and other factors which can be found in the Company’s and its subsidiaries’ press releases and the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025 and subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made. The Company does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated July 10, 2026 (early tender results).

Exhibit 99.2	Press Release, dated July 10, 2026 (pricing).

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDEX CORPORATION

Date: July 10, 2026	By:	/s/ Trampas T. Gunter
Trampas T. Gunter
Corporate Vice President, Corporate Development and Treasurer

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